Exhibit 14(a)

DELAWARE LIFE INSURANCE COMPANY

POWER OF ATTORNEY

I, Dennis A. Cullen, hereby constitute and appoint Michael S. Bloom, Kenneth N. Crowley, Maura A. Murphy, and Christine McGeough, and each of them, my attorneys-in-fact, each with the power of substitution, for me in any and all capacities, to sign a new Registration Statement of Delaware Life Variable Account F (333-            , File Number to be assigned by the Securities and Exchange Commission) under the Securities Act of 1933 and the Investment Company Act of 1940, and to deliver and file the same, with exhibits thereto, and other amendments in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his or her substitute or substitutes may do or cause to be done by virtue hereof.

This power will expire no later than twelve months from date of execution.

IN WITNESS WHEREOF, I set my hand on the date shown.

/s/ Dennis A. Cullen
Dennis A. Cullen

Dated: April 25, 2018

Masters Prime

DELAWARE LIFE INSURANCE COMPANY

POWER OF ATTORNEY

I, David E. Sams, Jr., hereby constitute and appoint Michael S. Bloom, Kenneth N. Crowley, Maura A. Murphy, and Christine McGeough, and each of them, my attorneys-in-fact, each with the power of substitution, for me in any and all capacities, to sign a new Registration Statement of Delaware Life Variable Account F (333-            , File Number to be assigned by the Securities and Exchange Commission) under the Securities Act of 1933 and the Investment Company Act of 1940, and to deliver and file the same, with exhibits thereto, and other amendments in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his or her substitute or substitutes may do or cause to be done by virtue hereof.

This power will expire no later than twelve months from date of execution.

IN WITNESS WHEREOF, I set my hand on the date shown.

/s/ David E. Sams, Jr.
David E. Sams, Jr.

Dated: April 25, 2018

Masters Prime

DELAWARE LIFE INSURANCE COMPANY

POWER OF ATTORNEY

I, Michael K. Moran, hereby constitute and appoint Michael S. Bloom, Kenneth N. Crowley, Maura A. Murphy, and Christine McGeough, and each of them, my attorneys-in-fact, each with the power of substitution, for me in any and all capacities, to sign a new Registration Statement of Delaware Life Variable Account (333-            , File Number to be assigned by the Securities and Exchange Commission) under the Securities Act of 1933 and the Investment Company Act of 1940, and to deliver and file the same, with exhibits thereto, and other amendments in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his or her substitute or substitutes may do or cause to be done by virtue hereof.

This power will expire no later than twelve months from date of execution.

IN WITNESS WHEREOF, I set my hand on the date shown.

/s/ Michael K. Moran
Michael K. Moran

Dated: April 25, 2018

Masters Prime

DELAWARE LIFE INSURANCE COMPANY

POWER OF ATTORNEY

I, Daniel J. Towriss, hereby constitute and appoint Michael S. Bloom, Kenneth N. Crowley, Maura A. Murphy, and Christine McGeough, and each of them, my attorneys-in-fact, each with the power of substitution, for me in any and all capacities, to sign a new Registration Statement of Delaware Life Variable Account F (333-            , File Number to be assigned by the Securities and Exchange Commission) under the Securities Act of 1933 and the Investment Company Act of 1940, and to deliver and file the same, with exhibits thereto, and other amendments in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his or her substitute or substitutes may do or cause to be done by virtue hereof.

This power will expire no later than twelve months from date of execution.

IN WITNESS WHEREOF, I set my hand on the date shown.

/s/ Daniel J. Towriss
Daniel J. Towriss

Dated: April 25, 2018

Masters Prime